Creatd

Creatd, Inc.
2050 Center Ave. 640
Fort Lee, NJ 07024

Investor Relations Contact
201-258-3770
ir@creatd.com

NASDAQ: CRTD
www.creatd.com

Overview

Creatd, Inc. (NASDAQ: CRTD) is the parent company and creator of Vocal, a robust and proprietary technology platform that uniquely serves creators, brands, and audiences by providing long-form storytelling tools, advanced social features, and monetization opportunities. Since launching in December 2016, Vocal has become home to approximately 750,000 content creators, over 4,000 paid subscribers of its recently-launched Vocal+ membership program, and attracts over 10 million monthly visitors across its network of 34 wholly owned and operated niche communities.


Creators
Brands
Audiences

Recent 2020 Highlights

- In September, Creatd raised $7.8 million in a public equity offering. The Company anticipates this raise to carry it to profitability which is targeted by mid-2021.
- Creatd uplisted to the Nasdaq Capital Market on September 11, 2020.
- In August, Q2 results revealed a substantial increase in revenues year-over-year, and a 10% increase from the first quarter; Management expects Q3 to show accelerated momentum, with revenues expected to grow by at least 25% quarter-over-quarter.
- In July, Mark Standish, former co-CEO of RBC Capital Markets, joined as Creatd's Chairman of the Board.
- Additional board members were also appointed in July: Mark Patterson, co-founder of multi-billion dollar private equity firm MatlinPatterson Global Advisors; and Laurie Weisberg, C-Suite technology and data marketing executive, formerly Chief Sales Officer of Intent, Chief Revenue Officer of Thrive Global and member of the executive leadership team of Datalogix through its $1.2 billion acquisition by Oracle (for a 33x return to investors).
- In addition to her appointment to the Company's board of directors, Ms. Weisberg was named Chief Operating Officer of Creatd in September.

Vocal

Vocal, Creatd's flagship platform, is one of the fastest growing communities for content creators of all kinds, including writers, musicians, podcasters, photographers, and more. Vocal's proprietary technology enables creators to connect with their ideal audiences, together with brands that want access to those audiences. As of October 2020, Vocal had reached nearly 750,000 freemium creators and 4,000 Vocal+ members (paid subscribers), with an expectation of reaching 10,000 paying subscribers and over 850,000 freemium creators by year-end.

- **Best-in-class content creation editor:** Vocal's storytelling tools enable creators to produce beautiful and engaging stories, and incorporate rich-media content of all kinds in a simple user-friendly interface.
- **Multiple monetization features:** Creators can earn money i) every time their story is read, ii) by competing in Challenges, iii) by receiving 'tips', and iv) by collaborating on branded content campaigns through the company's in-house agency.
- **Brand-safe advertising platform** that targets consumers in an authentic, non-interruptive way. Brand partners, including companies like IAC's Vimeo, Daily Harvest, and Hims, are able to tap into the power of Vocal through campaign-optimized stories, authored by real Vocal creators, that build brand affinity, trust, and drive sales.
- **Technology-led and human-assisted moderation** ensures that Vocal's communities remain safe and curated for creators and brands.


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Market Snapshot NASDAQ: CRTD

Nasdaq	Price	Avg. Volume	52-Wk. Range	Shares Outstanding	Market Cap
CRTD	$2.80 (10/26/20)	94.5K	$2.40-$4.09	8.5M	$24M

Creatd

Creatd, Inc.
2050 Center Ave. 640
Fort Lee, NJ 07024

Investor Relations Contact
201-258-3770
ir@creatd.com

NASDAQ: CRTD
www.creatd.com

Revenue Model

- **Subscriptions:** Vocal+ subscription offering provides creators with increased monetization and access to premium tools and features. At approximately $10 per month, Vocal+ offers creators a strong value proposition for freemium users to upgrade, while providing a scalable source of monthly recurring revenue for Creatd. Management expects to reach 10,000 paid subscribers by year-end (which generates over $1 million in annual revenues from that single revenue source alone), and projects 100,000 paid subscribers in 2021.
- **Branded Content:** Through its content studio, Vocal for Brands, Vocal partners leading brands with real creators to produce influencer and content marketing campaigns that leverage the power of the Vocal platform. Branded stories are optimized for conversions, distributed to a targeted audience based on Vocal's first-party data, and work to maximize brand lift and sales growth.
- **Managed Services:** Creatd's in-house marketing agency for e-commerce, Seller's Choice, provides direct-to-consumer brands with design, development, strategy, and sales optimization services.

Key Growth Drivers

- Unique product offering provides creators with storytelling tools that promote audience discovery and content monetization.
- Advanced platform that is simple to use, and accommodates all types of rich-media content without the associated burden of hosting costs.
- Powerful business model built to scale rapidly and efficiently; multi-prong revenue opportunities; highly profitable with high barriers to entry.
- Vast Total Addressable Market
  - Infiniti Research Limited forecasts that the digital content market is poised to grow by over $500 billion during 2020-2024, progressing at a **CAGR of 15%** during the forecast period.
  - Creatd's total addressable market is all digital creators. There are an estimated:
    - **~130M Video Creators** (i.e., Facebook, YouTube, Vimeo)
    - **~500K Podcasters** (i.e., Apple Podcasts, Anchor, Google Podcasts)
    - **~31M Bloggers** (i.e., Blogger, Medium, WordPress)
    - **~27M Musicians** (i.e., Soundcloud, Spotify, M-XCLOUD)
    - **~100M Photographers** (i.e., VSCO, Unsplash, 500px)

Management Team

- **Jeremy Frommer** - *Founder, Chief Executive Officer, & Director* (since inception)
  - 20+-year Wall Street veteran; portfolio manager and senior management in the investment banking and trading (risk arb) divisions of large financial institutions - Kidder Peabody & Co., Bankers Trust and Royal Bank of Canada (RBC).
  - 2002, Frommer launched NextGen Trading, a software development company building proprietary equity trading platforms. Acquired (2004) by Carlin Financial Group for $10 million, ultimately naming Frommer CEO of combined entity.
  - 2007, named Managing Director of Global Prime Services at RBC Capital Markets following Carlin's $100 million acquisition by RBC.
- **Justin Maury** - *Founder, President & Head of Creative* (since 2013)
  - 10+ years as a full stack designer and product developer working with New York-based agencies.
  - At Creatd, Maury developed the vision, design and architecture for the Vocal platform and continues to manage its development and scale to accommodate rapid growth.
- **Laurie Weisberg** - *Chief Operating Officer* (since September 2020) *& Director* (since July 2020)
  - 25+-year expert in strategic planning, marketing & sales leadership at large and rapidly growing technology companies.
  - Previous roles include Chief Sales Officer at global data science company Intent; Chief Revenue Officer (CRO) at Arianna Huffington's Thrive Global; VP at Oracle Data Cloud; executive leadership team at Datalogix through its 2015 acquisition by Oracle, for a 33x return to investors. Weisberg also serves on the advisory board of Crowdsmart.
- **Chelsea Pullano** - *Chief Financial Officer* (appointed June 2020, joined Creatd in 2014)
  - Senior member of Creatd's Management Committee since 2016.
  - Prior positions: supervisory member of Creatd's operations team; promoted to Head of Corporate Finance in 2017, responsible for financial reporting, yearly audits and other financial matters including 2 tender offers, 2 reverse stock splits, 1 acquisition and integration, several capital raises, conversion of $12 million outstanding debt to equity, and Creatd's recent uplist to the Nasdaq Capital Market.

Updated 10/26/20